© 2008 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President &
Chief Executive Officer
NORTHERN TRUST
CORPORATION
William Blair & Company
28
th
Annual Growth Stock Conference
June 17, 2008
EXHIBIT 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms.
Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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NTRS: Relationship Driven, Client-Centric Business Model
Our Clients
Worldwide Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments

© 2008 Northern Trust Corporation Service Expertise Integrity Personal Financial Services

Integrity Expertise Service
Personal Financial Services
Extensive Reach in High Growth Affluent Market
85 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Projected Annual
Household Growth Rates
2007 - 2012 by Household
Asset Size
7.1%
11.3%
15.5%
$1 - 5
MM
$5 - 200
MM
$200+
MM
Source: Claritas
Massachusetts (1)

Integrity Expertise Service
Personal Financial Services
Integrated Teams Serving Client Segments
Offering clients needs-based solutions.
$200 MM
Delivering
comprehensive,
advice-driven financial
solutions through an
integrated team of
specialists.
Delivering high-touch
trust, investment
management and
banking solutions to
individuals through
integrated teams.
Private Client
$5 MM
$1 MM
Wealth Advisory
Wealth
Management
The recognized leader
in providing
sophisticated financial
solutions to the
world’s wealthiest
families.
Integrated
Teams
Holistic
Solutions
Serving as clients’
family office, providing
sophisticated
investment advisory,
asset servicing, and
family services.
Family Advisory
$50 MM
$200 MM

Integrity Expertise Service
Personal Financial Services
Addressing Clients’ Complex Financial Goals
Integrated approach and comprehensive capabilities.
Grow Assets
Proprietary and Third-party
Investment Managers
Active Index Strategies
Alternative Investments
Manage Risk
Asset Diversification
Single-stock Concentration
Hedging Strategies
Stock Option Planning
Tax Liability Management
Tax Sensitive Investing
Tax Loss Harvesting
Investment Vehicle Selection
Liquidity Management
Deposit Services
Custom Lending
Short Term Cash
Management Vehicles
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Wealth Transfer Planning
Customized Trust Solutions
Transition Wealth
Estate Settlement Services
Guardianship Services
Plan for Special Assets
Family Business
Manage Non-Financial Assets
Creating a Legacy
Reinforce Family Values
Family Education
Family Mission Statement
Advanced Wealth Transfer
Strategies
Establish a Charitable
Giving Tradition
Implement a Tailored
Philanthropic Strategy
Balance Charitable Giving with
the Financial Needs of the Family
Ensure Tax-Efficiency of
Philanthropic Vehicles

Integrity Expertise Service
Private Client Revenues
As a Percentage of Total Company Revenues,
Full Year 2007
Source: Company Fourth Quarter 2007 Earnings Release reports;  *Merrill Lynch percentage based on 2006 data
35%
30%
16%
12%
10%
10%
9%
5%
42%
Northern
Trust
Wachovia Citigroup Wilmington
Trust
Bank of
America
JP Morgan
Chase
Merrill
Lynch*
Goldman
Sachs
Bank of
NY
Mellon
Personal Financial Services
Our Focus on the Affluent Market is Unmatched

Integrity Expertise Service
Personal
Trust Assets
($ Billions)
Source: SNL Financial; As of December 31, 2007
2.
3.
4.
5.
6.
7.
8.
9.
10.
The Largest Personal Trust Bank in the
U.S.
Northern Trust $205.3 1.
Bank of America 127.5
JPMorgan Chase 84.5
Citigroup 69.9
Wachovia 61.9
Bank of NY Mellon        50.7
U.S. Bancorp 42.9
Wells Fargo 42.2
PNC Financial 35.3
SunTrust 27.3
Personal Financial Services
Largest Personal Trust Provider in the U.S.

Integrity Expertise Service
$59
$73
$92
$98
$94
$88
$104
$110
$117
$135
$148
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$96
$121
$148
$163
$160
$151
$185
$209
$226
$282
$332
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Personal Financial Services
Significant Success in Growing Client Assets
PFS
Assets Under Management
($ Billions)
PFS
Assets Under Custody
($ Billions)
AUM 10-Year CAGR:      10%
S&P500 10-Year CAGR: 4%
AUC 10-Year CAGR:  13%
S&P500 10-Year CAGR: 4%

© 2008 Northern Trust Corporation Service Expertise Integrity Corporate & Institutional Services

Integrity Expertise Service
North America
Europe,
Middle East & Africa
Asia Pacific
Corporate & Institutional Services
Market Opportunities Continue to Grow
Total Market: $161 Trillion
(1)
Total Assets Under Custody Worldwide: $90 Trillion
(2)
(1) McKinsey & Company – Mapping the Global Capital Market, Fourth Annual Report, January 2008;
Excludes $6 trillion of South American assets
(2) YE 2007 competitor earnings releases & The Greensted Report, Fall 2007 – Top 10 custodians
$60 Trillion
$60 Trillion
$41 Trillion
$56 Trillion
U.S.
$4 Trillion
Canada
$10 Trillion
U.K.
$43 Trillion
Western
Europe
$7 Trillion
Other
$19 Trillion
Japan
$14 Trillion
Emerging Asia
$8 Trillion
Other

Integrity Expertise Service
Corporate & Institutional Services
Strategically Positioned to Succeed in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago

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Singapore
Luxembourg
Hong Kong
Australia
Switzerland
Sweden
Qatar
Malaysia
Germany
Norway
Bahrain
Tunisia
Kuwait
UAE
South Korea
Macau
Thailand
Finland
Ireland
Cayman Islands
Saudi Arabia
United Kingdom
Guernsey
and Jersey
New
Zealand
Taiwan
U.S.A.
Canada
Netherlands
China
Puerto Rico
Philippines
Guam
Corporate & Institutional Services
Actively Pursuing Mandates Across Multiple Markets

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Corporate & Institutional Services
Asset Servicing Solutions
Full array of capabilities to meet the needs of
sophisticated institutional investors.
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

Integrity Expertise Service
Corporate & Institutional Services
Strong Presence in Target Institutional Segments
Source: Pensions and Investments 21 January 2008 (US Pensions), 24 December 2007 (Foundations & Endowments),
28 May 2007 (Asset Managers); Pension Funds and Their Advisors, 2007 (UK Funds); Money Market Directory, 2007
(Healthcare Funds); Lipper Fitzrovia Dublin Fund Encyclopaedia, Administrators, 2006/2007; Lipper Fitzrovia Guernsey
Fund Encyclopaedia, Administrators, 2006/2007.
Fund Administration
Serves 27% of the Top 200 Asset
Managers in the world
#1 Provider of Offshore Private
Equity Fund Administration services
in Europe
Fund Administrator for more funds
in Ireland and Guernsey than any
other provider
Pension Plans
100 U.S. Corporate Plans 40%
200 U.S. Funds 40%
200 U.K. Funds 29%
Northern
Serves Of the Top
Public Funds / Taft-Hartley
Northern
Serves
Of the Top
25 Taft-Hartley Funds 40%
100 U.S. Public Funds 37%
U.K. Local Authority 30%
Foundations, Endowments,
and Healthcare
50 U.S. Foundations 30%
50 U.S. Endowments 26%
50 U.S. Healthcare Funds 36%
Northern
Serves
Of the Top

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Corporate & Institutional Services
Significant Success in Growing Client Assets
C&IS
Assets Under Custody
($ Trillions)
C&IS
Global Custody Assets
($ Trillions)
AUC 10-Year CAGR:      15%
S&P500 10-Year CAGR: 4%
GCA 10-Year CAGR:  30%
EAFE 10-Year CAGR: 7%
$1.0
$1.1
$1.4
$1.5
$1.5
$1.3
$1.9
$2.3
$2.7
$3.3
$3.8
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$0.1
$0.2
$0.3
$0.4
$0.5
$0.5
$0.7
$1.0
$1.2
$1.7
$2.1
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

© 2008 Northern Trust Corporation Service Expertise Integrity Northern Trust Global Investments

Integrity Expertise Service
Northern Trust Global Investments
Top Tier Investment Manager
Source:  Pensions & Investments
2007 Special Report on Asset Managers, data as of December 31, 2006.
Multi-manager Ranking Source: Cerulli Associates, 2005
8
th
Largest Manager Worldwide Institutional Assets
5
th
Largest Manager U.S. Institutional Tax-Exempt Assets
4
th
Largest Manager Defined Benefit Assets
3
rd
Largest Manager Multi-Manager - U.S. Institutional Assets
Markets
Served
Rankings
3
rd
Largest Manager Passive Domestic Indexed Equity
3
rd
Largest Manager Passive Domestic Indexed Bonds
3
rd
Largest Manager Passive International Indexed Securities
Investment
Strategy

Integrity Expertise Service
Northern Trust Global Investments
A World Class Investment Manager
Assets Under Management: $778.6 Billion
(As of March 31, 2008)
$457 Billion
Active
$281 Billion
Quantitative
$41 Billion
Manager
of Managers
…Investment Styles …Asset Classes
Equities
$283 Billion
Fixed Income
$98 Billion
Short
Duration
$387 Billion
Other
$11 Billion
$633 Billion
Personal
…Client Segments
Institutional
$146 Billion
Diversified Across…

Integrity Expertise Service
Northern Trust Global Investments
A Full Array of Proprietary and External Investment Solutions
Equities
Large-Cap
Mid-Cap
Small-Cap
International
Tax Advantaged
Fixed Income
Core
International
Municipals
Cash
Enhanced Cash
High Yield
Alternatives
Private Equity
Hedge Funds
Emerging Markets
Emerging / Minority
Investment Services
Securities Lending
Transition Management
Commission Recapture
Proprietary
Active
Strategies
Proprietary
Quantitative
Strategies
Manager of
Manager
Strategies
Securities Brokerage
Investment Plan Outsourcing
Northern Trust is the only asset
management firm that operates –
with scale – across active, passive
and manager of manager disciplines.

Integrity Expertise Service
Northern Trust Global Investments
Positioned for Global Growth
Netherlands United
Kingdom
United States
(85 PFS Offices)
Japan
RBS/
Mitsubishi/
Resona
Trust
Ireland
Pensco
Hong
Kong
Nordics
Nordea
Singapore China
France
Groupama
Northern Trust Offices
Institutional Distribution Agreements
Thailand
Bangkok
Bank
Canada
Scotia
McLeod
United States
Investment Only
(10 Distributors)
Extensive presence through worldwide
client base and distribution relationships.
Taiwan New York
Melbourne
Abu
Dhabi

Integrity Expertise Service
Northern Trust Global Investments
Significant Success in Growing Client Assets
$197
$233
$292
$326
$320
$303
$479
$572
$618
$697
$757
$779
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 3/31/08
Assets Under Management
($ Billions)
12/31/97 to 3/31/08 CAGR
Northern Trust 14%
S&P 500 3%
Acquired $75 of
Index Assets

© 2008 Northern Trust Corporation Service Expertise Integrity Current Topics of Interest

Integrity Expertise Service
Current Environment
COMPLEXITY
UNCERTAINTY
S&P 500: 27 notable daily moves from July 2007 through
March 2008
Senior management shakeups at major global banks and
brokerage firms continue
“The risk of subprime mortgages has been dispersed to
Europe and Asia, and within the euro area, bank losses were
relatively widely spread.”
Imene Rahmouni-Rousseau, Head of the
Financial Stability Division, French Central Bank, June 5, 2008
“Until the housing market, and particularly house prices, shows clearer signs of stabilization, growth risks will remain to the downside.  Recent increases in oil prices pose additional
downside risks to growth.”
Ben Bernanke, Chairman of the Board of
Governors of the U.S. Federal Reserve, June 3, 2008
The environment beginning in the summer of 2007 and continuing today has been characterized by uncertainty, complexity and
volatility.
VOLATILITY

Integrity Expertise Service
Strong Performance in 2007, Despite Tumultuous Environment
No
No
securities or leveraged loan write-downs
Credit quality improved: nonperforming assets decreased
and reserve ratios improved
Operating EPS: Completed
12
th
consecutive quarter
of
double-digit, year-over-year growth
Common Equity: Completed
79
th
consecutive quarter
of
growth
Record
Record
operating net income, up 23% vs 2006
Record
Record
total revenues, up 17% vs 2006
Strong 17%
Strong 17%
growth
growth
in assets under custody vs 2006
Strong 9%
Strong 9%
growth
growth
in assets under management vs 2006
Northern
Trust:

Integrity Expertise Service
Strong Performance Continued in First Quarter 2008
Tumultuous environment Tumultuous environment continued in First Quarter 2008
Record Record operating net income, up 24% vs First Quarter 2007
Record Record total revenues, up 19% vs First Quarter 2007
6% growth in assets under custody vs First Quarter 2007
3% growth in assets under management vs First Quarter 2007
Operating EPS: Completed 13
th
consecutive quarter of double-digit,
year-over-year growth
Common Equity: Completed 80
th
consecutive quarter of growth
Credit quality improved: nonperforming assets decreased and reserve ratios improved vs First Quarter 2007
No No
securities or leveraged loan write-downs
Northern
Trust:
3/31/08 vs 3/31/07: S&P 500 -6.9%; EAFE -16.9%

Integrity Expertise Service
Top 20 Bank Source: FR Y-9C reports and SNL Financial
Revenue Stream
Revenue Stream – Dominated by Fee Income
74% of Total Revenues derived from Non-Interest Income in 2007.
Top 20 Bank average equaled 48%.
Differentiated Business Model
Loan Portfolio
Loan Portfolio – High Quality
Nonperforming assets represented only 0.13% of total outstanding loans as of March 31,
2008.
Top 20 Bank average equaled 1.18%.
Nonperforming assets were covered 4.6x by credit loss reserves as of March 31, 2008.
Top 20 Bank average equaled 1.7x.
Securities Portfolio
Securities Portfolio – High Quality and Short Duration
92% of Northern Trust’s total securities portfolio was composed of triple-A rated securities as of March 31, 2008.
80% of Earning Assets reprice or mature within one year as of March 31, 2008.
Top 20 Bank average equals 52%.
77% of Interest-Bearing Deposit liabilities reprice or mature within one year as of
March 31, 2008.
Top 20 Bank average equals 47%.

VALUE
ON DEMAND
STRATEGIES YOU CAN
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portfolio?
Is this correction the catalyst the market needs?
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STEPHANIE L. GELLER, CIMA
As Northern Trust Investments National Sales Manager Ms. Geller provides valuable strategic management support to all of our firms and advisors.

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Showcasing and Strengthening Our Premiere Brand
Client
Communications
Advertising
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Products
Philanthropy
Sponsorships
& Events
Client
Segmentation
Worldwide Crises Funding
Worldwide Crises Funding

© 2008 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President &
Chief Executive Officer
NORTHERN TRUST
CORPORATION
William Blair & Company
28
th
Annual Growth Stock Conference
June 17, 2008